Exhibit 10.17

LEASE

BY AND BETWEEN

THE INDUSTRIAL DEVELOPMENT AUTHORITY OF DANVILLE, a

POLITICAL SUBDIVISION OF THE

COMMONWEALTH OF VIRGINIA,

AS LANDLORD

AND

LUNA INNOVATIONS INCORPORATED, a

CORPORATION EXISTING UNDER THE LAWS OF THE

STATE OF DELAWARE

AS TENANT

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(Continued)

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(Continued)

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20.22	Force Majeure	23
20.23	Proprietary Rights	23
20.24	Right of Purchase	23

EXHIBIT A – Land (Legal Description)
EXHIBIT B – Construction Agreement (with Site Plan)
EXHIBIT C – Short Form Memorandum of Lease

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LEASE

THIS LEASE (“Lease”) is entered into and effective as of January 1, 2005, between the INDUSTRIAL DEVELOPMENT AUTHORITY OF DANVILLE a political subdivision of the Commonwealth of Virginia (“Landlord”), and LUNA INNOVATIONS INCORPORATED, a corporation existing under the laws of the State of Delaware (“Tenant”).

RECITALS:

This Lease is made with reference to the following facts:

A. Landlord owns a certain building identified as “Old Belt Tobacco Storage No. 2” (the “Building”) located in the City of Danville Virginia, more particularly described on Exhibit A and located on that certain real property owned by Landlord and more particularly described in Exhibit A hereto (the “Land”).

B. Tenant shall construct certain industry specific improvements (the “Tenant Improvements”) such Tenant Improvements shall be described in the Construction Agreement. All improvements to be constructed pursuant to this Lease, including the Tenant Improvements, are collectively referred to hereafter as the “Improvements.” The Land, the Building and the Improvements are referred to collectively herein as the “Property” or the “Premises.”

NOW THEREFORE, in consideration for the promises contained herein and other good and valuable consideration the receipt of which is herby acknowledged the parties agreed as follows:

ARTICLE 1 — AGREEMENT TO LEASE - DELIVERY OF GUARANTY

1.1 Agreement to Lease. Landlord shall lease to Tenant, and Tenant shall rent, hire and take of and from Landlord, for the Term and upon the terms, covenants and conditions set forth in this Lease, the Premises.

1.2 Commencement Date. The “Commencement Date” shall be the date Landlord delivers possession of the Premises to Tenant in the condition required hereunder. No Base Rent (as hereinafter defined) or other rent or charges of any kind or nature, other than those charges described in Sections 6.1(b) and (c) shall be payable by Tenant with respect to the Premises until the Rent Commencement Date. The “Rent Commencement Date” shall be the earlier to occur of (i) Tenant’s Substantial Completion of the Tenant Improvements or (ii) six (6) months after the Commencement Date; provided, however, such six (6) month period shall be extended by one (1) day for each day Tenant’s Substantial Completion of the Tenant Improvements is actually delayed beyond such six (6) month period due to force majeure. As used herein, “Substantial Completion” shall mean the date that the Tenant Improvements are complete, subject only to minor punch-list items that do not interfere with Tenant’s use or occupancy of the Premises, and Tenant has received all governmental permits and approvals required for the legal occupancy of the Premises for the use permitted hereunder, including a permanent certificate of occupancy. If Landlord fails to deliver possession of the Premises in the required condition within fifteen (15) days after execution of this Lease or Tenant fails to Substantially Complete the Tenant Improvements within six (6) months after Tenant’s execution of this Lease or Tenant is unable to complete the Tenant Improvements at a cost of less than One Million Dollars ($1,000,000), then Tenant may terminate this Lease by written notice to Landlord.

1.3 Delivery Date. On the Commencement Date Landlord shall deliver possession of the Premises to Tenant in vacant, broom clean, structurally sound condition, fully serviced with all utilities, in compliance with all laws, with no defects or conditions that would restrict or impair Tenant’s ability to perform the Tenant Improvements or occupy the Premises. Tenant’s acceptance of the Premises shall not be deemed a waiver of Tenant’s right to have defects in the Premises repaired at no cost to Tenant. Tenant shall give notice to Landlord whenever any such defect becomes reasonably apparent, and Landlord shall repair such defect as soon as practicable. All rents and fees described by this Lease other than those fees described by Sections 6.1(b) and (c) shall commence on the Rent Commencement Date.

1.4 Term. The initial term of this Lease shall begin as of the Commencement Date and shall end sixty (60) months after the Commencement Date. If the Lease is still in full force and effect, Tenant shall have the right to renew the lease for as many as two (2) new sixty (60) month renewal terms, provided written notice of the election to renew shall be delivered to Landlord not less than six (6) months prior to the expiration of the previous lease term. If said extension is duly exercised by Tenant, the Term of this Lease shall be automatically extended for an additional sixty (60) month period without requirement of any further instrument, upon all of the same terms, provisions and conditions set forth in this Lease. The initial term and any renewal terms shall be referred to collectively as the “Term” for the purposes of this Lease.

1.5 Memoranda. Landlord and Tenant each agree, upon the written request of the other, (a) to execute one or more memoranda setting forth the Commencement Date, the Term Expiration Date and the other dates referred to in this Article 1, and (b) to execute a short form memorandum of this Lease for recording purposes, which shall be in the form of Exhibit D attached hereto.

ARTICLE 2 — CONSTRUCTION OF THE BUILDING AND RELATED IMPROVEMENTS

2.1 Construction Agreement. Tenant shall complete the Tenant Improvements substantially in accordance with the terms, provisions and conditions set forth in the Construction Agreement. Landlord hereby approves of Tenant’s construction of improvements as set forth in Exhibit B. Notwithstanding anything to the contrary herein, Landlord shall be solely responsible for all costs required to bring the Premises into compliance with laws, related to the presence of Hazardous Materials on or about the Premises or due to the failure of the Premises to comply with Landlord’s representations in the Lease or Landlord’s delivery obligations. Tenant shall be entitled to surrender the Tenant Improvements upon the termination of this Lease.

ARTICLE 3 — RENT

3.1 Determination of Fixed Rent. Beginning on the Rent Commencement Date, Tenant shall pay to Landlord one dollar each year for the initial sixty (60) month Term. Thereafter, Tenant shall have a purchase option of it’s portion located at 521 & 529 Bridge Street also known as Old Belt 2 for the purchase price of Sixty Nine Thousand Five Hundred Fifty Six Dollars ($69,556) which equals Sixty Thousand Dollars ($60,000) plus three (3%) percent each year for 5. Additionally Tenant would cover all costs for this transaction.

3.2 Payment of Base Rent. Tenant shall pay Base Rent, in advance, on the first day of each calendar month beginning on the date which is the Rent Commencement Date. Landlord shall deliver to Tenant monthly an invoice on or before the first day of each month setting forth any other charges owed under the Lease. Base Rent, or any component thereof, for any period during the Term which is less than a full calendar month, as applicable, shall be a prorated portion of the Base Rent, based on the actual number of days in the month in question. Base Rent shall be paid in lawful money of the United States to Landlord at the address set forth in Section 20.4 of this Lease, or to any other person at any other place located in the United States as Landlord may designate to Tenant in writing, so long as Tenant shall be obligated to make payments only to a single person or entity. If Tenant is delinquent in any of its payment of rent under this Article, then the Landlord shall be entitled to all rights and charges as set forth in Section 13.1 of this Lease.

3.3 Lease Year. As used in this Lease, “Lease Year” means the period beginning on the Commencement Date and ending on the date twelve (12) months following the Commencement Date, and each consecutive twelve (12) month period thereafter during the Term.

ARTICLE 4 — USE

4.1 Permitted Use. Tenant may use the Premises for office, storage, research and development as well as manufacturing purposes, and for any other use permitted under applicable law. Landlord hereby represents that such uses are permitted in the Premises under applicable law.

4.2 Compliance with Laws. Following the Commencement Date, and in connection with Tenant’s specific use of the Premises as opposed to general office uses, Tenant, at Tenant’s sole cost and expense, promptly shall comply with all laws, statutes, permits, ordinances and governmental rules and regulations now in force or which hereafter may be in force, including, without limitation, The Americans with Disabilities Act of 1990, as amended (collectively, “Applicable Laws”), and with the requirements of the certificate of occupancy (or its equivalent) for the Premises relating to or affecting the condition, use or occupancy. Tenant shall be responsible for making alterations or improvements to Tenant’s personal property or to any tenant improvements which were installed by Tenant. In addition, Tenant shall obtain all business licenses, permits and other approvals required for Tenant’s operations and not specifically related to the physical structure of the Premises or the Property. Tenant shall throughout the term of this Lease promptly comply with all Applicable Laws with respect to the condition, use or occupancy of the Premises, the Building and all other Improvements.

4.3 Prohibition Against Waste. Tenant shall not cause, maintain or permit its agents, employees or contractors to do anything in or about the Premises which would constitute a nuisance. Tenant shall not commit or allow its agents, employees or contractors to commit any waste in or upon the Premises.

ARTICLE 5 — HAZARDOUS MATERIALS

5.1 Acts of Tenant. Provided Tenant complies with all applicable Environmental Laws, as defined below, Tenant may use, keep and store Hazardous Materials on the Premises. Tenant agrees that it shall comply, at its sole cost and expense, with all Environmental Laws governing the use, maintenance or storage of Hazardous Materials by Tenant on the Premises. Should any governmental authority having jurisdiction over the Premises require that a clean up or remediation plan be prepared or that a clean up or any other remediation action be undertaken because of the presence or use of, or any spills or discharges of Hazardous Materials at the Premises by Tenant, or its employees, agents or invitees, then Tenant, at Tenant’s own expense, shall prepare and submit the required plans and financial assurances, and carry out the approved plans.

5.2 Landlord’s Representations. Landlord represents to Tenant that, prior to the Effective Date, Landlord has delivered to Tenant copies of all environmental reports relating to the Premises and the other property which may be leased hereunder by Tenant that are in Landlord’s possession or control. Landlord further represents that, (a) no Hazardous Material is present on the Premises or the soil, surface water or groundwater thereof, including in the roofing or roof patching materials, (b) no underground storage tanks are present on the Premises, and (c) no action, proceeding or claim is pending or threatened regarding the Premises concerning any Hazardous Material or pursuant to any Environmental Law.

5.3 Indemnification/Tenant. Tenant shall indemnify, defend and hold the Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the Term as a result of any Hazardous Materials used or stored in the Premises by Tenant, its agents, employees or invitees in violation of Environmental Laws. This indemnification of Landlord by Tenant includes, without limitation, costs, incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of any Hazardous Material present in the soil or ground water on or under the Land, or the Premises in violation of Environmental Laws due to the release or discharge thereof by Tenant or its employees, agents or invitees, and all costs incurred to comply with Tenant’s obligations under the provisions of this Article 5.

5.4 Responsibility/Landlord. Landlord shall be solely responsible for and will protect Tenant against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses as a result of any Hazardous Materials existing prior to the Commencement Date (other than any contamination caused by Tenant, its agents, employees or invitees) and any contamination caused by Landlord, its agents, employees or invitees and any Hazardous Material present at any time on or about the Premises, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Material, except to the extent that any of the foregoing actually results from the release or emission of Hazardous Materials by Tenant or its agents, invitees or employees in violation of applicable Environmental Laws. This responsibility of Landlord includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of any Hazardous Material present in the soil or ground water on or under the Land, or the Premises and all costs incurred to comply with the provisions of this Article 5.

5.5 Trash and Refuse. Tenant shall keep any trash, garbage, waste or other refuse in sanitary containers and shall regularly remove the same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for the storage or disposal of such matter in a clean and sanitary condition.

5.6 Hazardous Material Defined. As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local or state governmental authority, or the United States Government. The term “Hazardous Material” includes, without limitation, any material or substance which is defined as a hazardous waste or hazardous substance or similar term denoting a hazard to the environment under any applicable state or federal laws, rules or regulations (“Environmental Laws”) governing the use, storage or disposal of such Hazardous Materials, including any substance (a) designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. §1317j); (b) defined as a “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq. (42 U.S.C. §6903); or (c) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §9601 et seq. (42 U.S.C. §9601).

5.7 Definitions. As used in this Article 5, the following terms have the following definitions:

“Agencies” means any federal, state, or local governmental authorities, agencies, or other administrative bodies with jurisdiction over Tenant or the Premises.

“Environmental Laws” means any federal, state, or local environmental, health, or safety related laws, regulations, standards, court decisions, ordinances, rules, codes, orders, decrees, directives, guidelines, permits, or permit conditions, currently existing and as amended, enacted, issued, or adopted in the future relating to Hazardous Materials that are or become applicable to Tenant or the Premises.

“Landlord’s Parties” means Landlord’s employees, agents, customers, visitors, invitees, licensees, contractors, designees, or subtenants.

“Tenant’s Parties” means Tenant’s employees, agents, customers, visitors, invitees, licensees, contractors, designees, or subtenants.

ARTICLE 6 — TAX AND INSURANCE EXPENSES

6.1 Landlord’s Tax and Insurance Expenses. Tenant shall pay to Landlord as rent, in addition to the Base Rent, all of the following expenses of Landlord in connection with the Premises during each Lease Year (“Landlord’s Tax and Insurance Expenses”):

(a) Following the Rent Commencement Date only, Real Property Taxes as set forth in Article 10.2 below;

(b) The costs of premium for insurance to be maintained by Landlord under Section 8.5; and

(c) The amount of all deductibles under all insurance policies of Landlord maintained under Section 8.5 which are actually expended by Landlord, provided that such deductibles do not exceed $10,000.00 per occurrence.

6.2 Payment. Tenant shall pay to Landlord Landlord’s Insurance Expenses within thirty (30) days after Landlord delivers to Tenant an invoice for same, which Landlord shall deliver to Tenant not earlier than sixty (60) days prior to such time any Landlord’s Insurance Expenses are due and payable. All Landlord’s Tax and Insurance Expenses payable under this Lease by Tenant shall be deemed “Additional Rent”. In the event of Tenant’s nonpayment of Additional Rent, Landlord shall have all the same rights and remedies as Landlord has for the nonpayment of Base Rent. The term “Rental” and “Rent” as used in this Lease shall mean Base Rent and Additional Rent. Tenant shall have no obligation to reimburse Landlord for any Landlord’s Tax and Insurance Expenses for which Landlord fails to deliver an invoice to Tenant within three hundred sixty-five (365) days after the date the applicable Landlord’s Tax and Insurance Expenses were incurred or otherwise accrued.

6.3 Landlord’s Records. Landlord shall provide Tenant with copies of bills, cancelled checks or contracts relative to the Landlord’s Tax and Insurance Expenses upon request. Landlord shall maintain accurate books and records for the Landlord’s Tax and Insurance Expenses in accordance with generally accepted accounting principles consistently applied. Landlord shall maintain such books and records and keep copies of the actual paid bills, cancelled checks and copies of any applicable contracts for each year for the duration of the Term, as extended, and for three (3) years thereafter. The Landlord’s Tax and Insurance Expenses and the books and records of Landlord, may be audited by Tenant or Tenant’s authorized representative during normal business hours, upon reasonable prior notice to Landlord. If Tenant challenges Landlord’s computations of Landlord’s Tax and Insurance Expenses, Tenant shall give Landlord notice stating Tenant’s objections. Tenant may not withhold from its rental payments the amount of such disputed items. If Tenant’s audit of the Landlord’s Tax and Insurance Expenses indicates that Tenant was overcharged for Landlord’s Tax and Insurance Expenses, Landlord shall promptly repay all such overpayments to Tenant. If Tenant’s audit of the Landlord’s Tax and Insurance Expenses indicates that Tenant was overcharged for Landlord’s Tax and Insurance Expenses, by an amount which is greater than or equal to three percent (3%) of the amount which should have been paid by Tenant, Landlord shall promptly reimburse Tenant for all of Tenant’s travel expenses and audit fees incurred for the audit. If there is a change in ownership of the Premises, Landlord agrees to give complete Copies of all records affecting Landlord’s Tax and Insurance Expenses to the subsequent owner.

6.4 Survival. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to this Section 6 which arose or accrued prior to such date of termination.

ARTICLE 7 — ALTERATIONS, MAINTENANCE AND REPAIRS

7.1 Alterations. Tenant shall not make any repairs, improvements, additions or modifications to the Premises (collectively, “Alterations”), except in accordance with the provisions of this Article 7.

7.1.1 “Major Alteration” means any Alteration which Tenant elects to make which materially alters the parking area on the Land exclusive of the Building, the exterior walls or skin of the Building, the foundation of the Building or the roof of the Building. A Major Alteration does not include improvements made by Landlord or Tenant and permitted under the Construction Agreement in connection with the original construction of the Improvements. Prior to commencing work on any Major Alteration, Tenant shall first submit to Landlord plans for the proposed Major Alteration and a written request that Landlord consent thereto, which consent shall not be unreasonably withheld or delayed. Landlord may withhold its consent to any such Alteration to the exterior of the Building structure, foundation or roof of the Building or the parking areas, if Landlord reasonably determines that such Alteration will be materially detrimental to the integrity of the structure of the Building, the fair market value of the Premises or the exterior appearance of the Property. Any failure of Landlord to deliver to Tenant Landlord’s detailed written objection to any proposed Major Alteration within fifteen (15) business days of Landlord’s receipt of Tenant’s written request therefore shall be deemed to constitute Landlord’s approval of same.

7.1.2 “Other Alteration” means any Alteration other than a Major Alteration. Tenant may make any other Alteration to the Premises without the consent of Landlord so long as the cost of such other Alteration is less than $250,000.00 and such Other Alteration will not be materially detrimental to the integrity of the structure of the Building, the fair market value of the Premises or the exterior appearance of the Property. Prior to commencing work on any Other Alteration costing $250,000.00 or more, Tenant shall first submit to Landlord plans for the proposed Other Alteration and a written request that Landlord consent thereto, which consent shall not be unreasonably withheld or delayed. Landlord may withhold its consent to any such Other Alteration to the exterior of the Building structure, foundation or roof of the Building or the parking areas, if Landlord reasonably determines that such Other Alteration will be materially detrimental to the integrity of the structure of the Building, the fair market value of the Premises or the exterior appearance of the Property.

7.1.3 Additional Requirements. With respect to any Alteration made by Tenant, Tenant shall comply with the following provisions:

(a) Construction of the Alteration shall not be commenced until ten (10) business days after Landlord has received notice from Tenant setting forth the date on which the intended construction will begin so that Landlord can post an appropriate notice of nonresponsibility.

(b) Tenant shall procure all applicable construction permits and authorizations required by law before commencement of construction of any Alterations.

(c) All Alterations shall be performed in a good and workmanlike manner and shall be completed with due diligence in accordance with all applicable Laws.

(d) During the period of any construction work by Tenant on the Premises, if requested by Landlord, Tenant shall procure, or cause Tenant’s contractor to procure, at no expense to Landlord, builder’s “all risk” insurance and worker’s compensation insurance with an insurance company satisfying the requirements set forth in Section 8.6 below.

(e) Tenant shall not be required to provide any lien or completion bond or other form of bond or security, but Tenant hereby agrees that Tenant shall keep the Premises and the Property at all times free from any liens.

(f) Tenant shall provide Landlord with “as built” plans for any Major Alteration or Other Alteration costing in excess of $250,000.00 performed by Tenant.

7.1.4 Removal of Alterations, Restoration. With the exception of Tenant’s Specialty Property (as defined below), any Alterations to the Premises shall remain on and be surrendered with the Premises and title thereto shall vest in Landlord upon expiration or termination of the Term, unless otherwise agreed by Landlord. All items of Tenant’s Specialty Property are Tenant’s property and shall remain Tenant’s property at the expiration of the Term, unless otherwise so elected by Tenant. The term “Tenant’s Specialty Property” means and includes the following: (a) all Tenant’s trade fixtures and business fixtures; and (b) the following: (i) all moveable partitions which are not affixed to the Premises; (ii) any other furniture, fixtures, equipment, machinery and systems, provided that the foregoing items described in clauses (i) and (ii) above were made or installed by Tenant or paid for by Tenant and which can be removed from the Premises without material damage to the structure of the Building. Landlord shall have no lien or other interest in any item of Tenant’s property, including Tenant’s Specialty Property. Except for Alterations which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant’s Specialty Property or other Alterations paid for by Tenant from the Premises, provided that Tenant repairs all damage caused by such removal.

7.2 Maintenance and Repair.

7.2.1 Tenant’s Repairs. Tenant, at its sole cost and expense, shall maintain and make all repairs required to keep the Premises in good condition, appearance and repair, ordinary wear and tear and casualty excepted, throughout the Term of this Lease. Tenant’s repair obligations shall include, without limitation, (i) all repairs and replacements to the Building roof (including roof membrane), foundation, bearing walls, and structural components of the Building and the paved parking, loading, and driving areas; (ii) all of Tenant’s personal property and signs; (iii) the plate glass and windows of the Building, (iv) the electrical, utility lines, plumbing and sewage system and facilities; (v) the floor covering, wall covering and interior fixtures of the Premises; and (vi) the heating, ventilating and air conditioning equipment (“HVAC Equipment”) serving the Premises. In addition, Tenant shall perform or cause others to perform regular maintenance on the elevators, elevator shafts and the central plant of the type of maintenance covered by a standard preventative maintenance contract. As part of its obligation, Tenant shall be solely responsible for the operation, repair, and maintenance of the Improvements, including, without limitation, the following:

(a) Parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, building exteriors, fences and gates;

(b) Trash disposal, janitorial and security services;

(c) The cost of premium for the insurance policies to be maintained by Tenant under Section 8.4;

(d) The cost of water, sewer, gas, electricity and other utility services;

(e) Labor, salaries and applicable costs, materials, supplies and tools, used in maintaining and/or cleaning the Improvements;

7.3 Landlord’s Warranties/Obligations. Landlord represents and warrants to Tenant as follows:

7.3.1 On the Commencement Date, Landlord shall deliver the Building to Tenant in full compliance with applicable laws and regulations and otherwise in the condition set forth in Sections 1.2 and 5.2 above. Landlord shall, at its sole cost and expense, promptly upon Tenant’s request, remedy any violations of such delivery conditions.

7.3.2 Landlord shall, from time to time upon request of Tenant, execute such documents and instruments as Tenant may reasonably request to assign to Tenant all right, title and interest of Landlord in and to any warranties, guarantees and other contract rights with any contractors or subcontractors or consultants who have performed, or in the future will perform, work in connection with those portions of the Premises for which Tenant is responsible for the maintenance and repair. Landlord shall ensure that all contracts and subcontracts entered into by Landlord in connection with such Improvements shall permit the assignment of such warranties, guarantees and other rights to Tenant. If any such contracts or subcontracts are not assignable to Tenant, then, at Tenant’s request, Landlord shall pursue in its own name any such warranty, guaranty or other right for the benefit of Tenant, so long as Tenant reimburses Landlord for Landlord’s reasonable costs and expenses incurred in connection therewith.

7.4 Payment of Liens. During the Term, Tenant shall pay for, or cause to be paid for, all labor done or materials furnished for any work of construction, repair, maintenance or alterations done by or for Tenant in, upon or about the Premises, and shall keep and hold the Land and all improvements placed thereon free, clear and harmless of, from and against all liens arising by reason of labor done or materials furnished in connection with any construction work performed in, upon or about the Premises at the request or direction of Tenant, its employees or agents. Tenant shall indemnify, defend and hold Landlord harmless from and against all damages, costs and expenses, including attorneys’ fees (collectively, “Damages”) which might accrue or be incurred by reason of or on account of any such lien or claim.

7.5 Discharge of Liens. Tenant shall pay and fully discharge any such lien or claim within thirty (30) days after written notice from Landlord of the existence thereof unless within such period of Tenant has notified Landlord of Tenant’s intention to contest such lien or claim, or has commenced a contest thereof, in which case Section 7.6 below shall apply.

7.6 Lien Contests. Tenant shall have the right to contest the correctness or validity of any such lien or claim subject to the indemnification provisions of Section 7.4 above.

7.7 Notice of Nonresponsibility. Landlord, at all reasonable times, shall upon reasonable notice to Tenant have, the right to go upon the Premises for the purpose of posting and keeping posted thereon such notices of nonresponsibility as Landlord deems necessary for protection of the Premises from materialmen’s or mechanics’ liens or other claims or liens of a similar nature.

ARTICLE 8 — EXCULPATION, INDEMNITY AND INSURANCE

8.1 Exculpation of Landlord. Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord for any damage, injury, deterioration or loss to a person or property (“Damage”) suffered by Tenant or Tenant’s property from any cause except for any claim or Damage caused by any acts, omissions, neglect or fault of Landlord, its officers, agents, contractors, representatives or employees, and except for any claim or Damage caused by any default by Landlord under this Lease.

8.2 Exculpation of Tenant. Tenant shall not be liable to Landlord and Landlord waives all claims against Tenant for any Damage to Landlord or Landlord’s property from any cause except for any claim or Damage caused by any acts, omissions, neglect or fault of Tenant, its officers, agents, contractors, representatives or employees, and except for any claim or Damage caused by any default by Tenant under this Lease.

8.3 Mutual Indemnity. Each party shall indemnify, defend and hold the other party, its officers, directors, members, parents, affiliates, employees and representatives harmless from and against all claims or Damages caused by any willful misconduct, neglect or fault of the indemnifying party, its officers, agents, contractors, representatives and employees. Each party shall further indemnify, defend and hold the other party harmless from all claims or Damages arising from any breach or default in the performance of any obligation to be performed by the indemnifying party under the terms of this Lease, and from and against all costs, attorneys’ fees, expenses and liabilities incurred as a result of or arising out of such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against a party by reason of any claims covered by this indemnity, the indemnifying party, upon notice from the other party, shall defend the same at the indemnifying party’s expense by counsel reasonably approved by party to be indemnified. The provisions of this Section shall survive the expiration or sooner termination of this Lease with respect to claims or liabilities occurring or arising prior to such expiration or termination.

8.4 Tenant’s Insurance. At all times during the Term and any other period of occupancy, Tenant at its sole cost and expense, shall keep in full force and effect the following insurance which may be satisfied by coverage under one or more blanket policies covering multiple properties in which Tenant and/or any of its affiliates holds interests, directly or indirectly:

8.4.1 Worker’s Compensation and Employers’ Liability Insurance or provide evidence to Landlord that it has adequately self insured itself as to such matters as required by and pursuant to state law;

8.4.2 Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended all risk coverage and sprinkler leakage, as well as boiler and machinery insurance. This insurance policy shall be upon all property owned by Tenant for which Tenant is legally liable (but not including the Tenant Improvements to be constructed pursuant to the Construction Agreement or other Alterations), and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures, equipment and any other personal property, in an amount not less than the full replacement value thereof with an “agreed amount” or “stipulated value” endorsement.

8.4.3 Any combination of Commercial General Liability Insurance Policy (or an equivalent), Excess Liability Policy and/or Umbrella Liability Policy insuring Tenant against any liability arising out of the leasing, use, occupancy or maintenance of the Premises such insurance shall be in the amount of Three Million Dollars ($3,000,000) Combined Single Limit for injury to, or death of, one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence. The policy shall insure the hazards of the Premises and Tenant’s operations thereon, and (i) shall name Landlord and any secured parties designated by Landlord as additional insureds and (ii) shall contain a cross liability provision.

8.4.4 Tenant may insure with blanket policies of insurance the liabilities and casualties specified above in this Article 8.

8.5 Landlord’s Insurance. At all times during the Term, Landlord shall keep in full force and effect the following insurance which may be satisfied by coverage under one or more blanket policies covering multiple properties in which Landlord or its affiliates hold interests, directly or indirectly:

8.5.1 Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended all risk coverage and sprinkler leakage, as well as boiler and machinery insurance, including coverage for pressure vessels, air tanks, boilers, machinery, and pressure piping. This insurance policy shall be upon all Improvements, including the Building, in an amount not less than the full replacement value thereof with an “agreed amount” or “stipulated value” endorsement. Such policy shall name Landlord and any secured parties designated by Landlord as loss payees, as their respective interests may appear and the proceeds thereof shall be used in accordance with Article 9 below.

8.5.2 Any combination of Commercial General Liability Insurance Policy (or an equivalent), Excess Liability Policy and/or Umbrella Liability Policy insuring Landlord against any liability arising out of the leasing, use, occupancy or maintenance of the Property, such insurance shall be in the amount of not less than Three Million Dollars ($3,000,000) Combined Single Limit for injury to, or death of, one or more persons in an occurrence, and for damage to tangible property (including loss of use) in an occurrence.

8.6 Certificates of Insurance. All policies shall be written in a commercially reasonable form and shall be maintained with insurance companies holding a General Policyholder’s Rate of “A-” or better, and a financial rating of “VIII” or better, as set forth in the most current issue of Best’s Key Rating Guide, and, with respect to Tenant’s general liability insurance, shall require thirty (30) days advance written notice to Landlord of any cancellation or modification. Tenant shall deliver to Landlord prior to the time such general liability insurance is first required to be carried by Tenant under this Lease certificates of insurance (“Certificates”) evidencing the above coverage with limits not less than those specified above and showing Landlord and Landlord’s lender, if such lender so requires, as additional insureds under the liability policy. Tenant, within fifteen (15) days of the expiration of such policies, shall furnish Landlord with renewals or “binders” thereof. Subject to the foregoing requirements, each party shall have the right to select the insurance provider for the insurance required to be maintained by such party.

8.7 Waiver of Subrogation. All policies of insurance required hereunder or otherwise obtained by either party shall include a clause or endorsement waiving, on behalf of the insurer, any rights of subrogation against the other party. Notwithstanding anything to the contrary herein, Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, directors, shareholders, partners, employees, agents and representatives of the other, on account of loss or Damage occasioned to such waiving party or its property or the property of owners under its control to the extent that such loss or Damage is caused by or results from a risk which is actually insured against, which is required to be insured against under this Lease, or which would normally be covered by all risk property insurance, without regard to the negligence or willful misconduct of the entity so released. All of Landlord’s and Tenant’s repair and indemnity obligations under this Lease shall be subject to the waiver contained in this paragraph. Landlord and Tenant shall each give notice to their respective insurance carriers that the foregoing mutual wavier of subrogation is contained in this Lease.

8.8 Right to Procure Insurance. If either Tenant or Landlord fails or neglects to procure or maintain any insurance required to be carried in this Lease, pay the premiums thereof or renew the same, then in any of such events, the other party, at its option, may (but shall not be required to) obtain such insurance and pay the premium therefore only after fifteen (15) days written notice (or less notice if the policy might expire) to the party failing to maintain such required insurance. The cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional rent to Landlord together with Tenant’s next monthly installment of Base Rent if such failure or neglect is attributable to the Tenant, or become due and payable to Tenant if such failure is attributable to Landlord.

ARTICLE 9 — DAMAGE OR DESTRUCTION

9.1 Destruction. If, during the Term, the Improvements and or the Building are totally or partially destroyed, damaged or disfigured (“Destruction”) by any cause whatsoever, whether from a risk covered by the insurance described in Article 8, from a risk not covered by such insurance, or any combination of such risks, Tenant shall promptly notify Landlord of such Damage or Destruction. Subject to the terms and conditions of this Article 9, Landlord, up to the insurance limits, shall be responsible for the repair, restoration and rehabilitation to the same condition prior to such Damage or Destruction (“Restore” or “Restoration”) of any Damage to or Destruction of the Improvements; Tenant shall be responsible for the repair and Restoration of any personal property of Tenant.

9.2 Application of Insurance Proceeds. The insurance proceeds maintained by Landlord and Tenant with respect to the Improvements and the Building shall be applied to the Restoration of the Improvements.

9.2.1 If the total estimated costs of Restoration of Improvements (other than Tenant’s personal property), shall exceed any amount of proceeds of insurance applicable thereto and available therefore, such excess shall be borne and paid solely by Tenant.

9.2.2 If the net proceeds of insurance applicable to the Improvements and Building exceed the total actual cost of Restoration, the balance remaining after payment of the cost of such Restoration to the Premises shall be paid to the party which maintains the insurance policy.

9.2.3 Base Rent and other charges under this Lease shall be equitably abated from the date of the occurrence of any Damage until such Damage is fully repaired or restored.

9.3 Right to Terminate. If the Premises are subject to any Destruction, then Tenant shall have the option to terminate this Lease if the Premises cannot be, or are not in fact, fully restored to their prior condition within one hundred twenty (120) days after the damage.

ARTICLE 10 — TAXES

10.1 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in, on or about the Premises. When practicable, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. Landlord and Tenant acknowledge and agree that portions of Tenant’s personal property taxes may be subject to abatements pursuant to abatement agreements by and between Tenant and various taxing authorities.

10.2 Real Property Taxes. From and after the Rent Commencement Date only, Tenant agrees to pay an amount equal to the full value of Real Property Taxes levied upon the Land and the Premises as would otherwise be due from a non-exempt owner before the later of (i) thirty (30) days following Tenant’s receipt of the tax invoice, of (ii) the date such taxes would be delinquent. Landlord shall ensure that the Land will be assigned separate assessor parcel numbers and will not be assessed as part of any other real property owned by Landlord or other parties. “Real Property Taxes” means real estate taxes levied or assessed against the Premises and the Land as finally determined to be legally payable by legal proceedings after taking into account any available discount, excluding any interest or penalty for late payment. The term “Real Property Taxes” as used in this Lease shall be deemed to exclude any transfer, gift, succession, mortgage, capital stock, corporation, income or profit taxes, or Landlord’s gross profit tax, or any special assessment(s) for highway, street, or traffic control improvements, for sanitary or storm sewers, for utilities, or for other off-site improvements in connection with the development of the Premises where the work in connection with such off-site improvements shall have been commenced on or before the Commencement Date, or for any income, franchise, corporate, personal property, capital levy, capital stock, gross receipts, excess profits, transfer, revenue, estate, inheritance, gift, devolution or succession tax payable by Landlord, or any other tax or assessment upon, or measured by, the rent payable by Tenant hereunder. If any tax or assessment may be paid in installments under applicable laws, only the current annual installment for such tax or assessment shall be included within the meaning of the term “Real Property Taxes.” If Landlord shall actually receive a refund of real estate charges for any tax year in which Tenant has paid its proportionate share of real estate charges, Landlord shall refund Tenant’s proportionate share of such refund to Tenant, and this provision shall survive termination of this Lease. Tenant shall have the right to contest Real Property Taxes so long as Tenant indemnifies Landlord from any liability as a result thereof.

ARTICLE 11 — UTILITIES

11.1 Installation. The utilities and services that Landlord is to incorporate into construction of the Premises, if any, are described in the Construction Agreement. Subject to the terms of Section 7.1 of this Lease, Tenant shall have the right to install at any time emergency power equipment servicing the Premises and Landlord shall cooperate with Tenant’s installation, use and testing thereof.

11.2 Payment. Tenant shall make arrangements for and pay for all water, gas, power, electrical current, other utilities, heat and air conditioning used by or supplied to the Premises. Nothing in the foregoing sentence shall be construed to relieve Landlord of its obligations for the construction and maintenance of utility systems to the extent such construction is required pursuant to the terms of this Lease. If the Premises should become not reasonably suitable for Tenant’s use as a consequence of cessation of utilities or other services, interference with access to the Premises, legal restrictions or the presence of any Hazardous Material which does not result from the release or emission of such Hazardous Material by Tenant or its agents, employees or invitees, and in any of the foregoing cases the interference with Tenant’s use of the Premises persists for seven (7) days, then Tenant shall be entitled to an equitable abatement of rent to the extent of the interference with Tenant’s use of the Premises occasioned thereby. If the interference persists for more than ninety (90) days, Tenant shall have the right to terminate this Lease.

ARTICLE 12 — ASSIGNMENT AND SUBLETTING

12.1 Restrictions on Assignment. Except as provided elsewhere herein, Tenant shall neither voluntarily nor by operation of law assign, sell or otherwise transfer all or any part of Tenant’s leasehold estate hereunder, without Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed. Consent by Landlord to one or more assignments of this Lease shall not constitute a waiver of Landlord’s right to require consent to any future assignment. Notwithstanding anything to the contrary herein, Tenant may, without Landlord’s prior written consent and without constituting an assignment or sublease hereunder, sublet the Premises or assign this Lease to (a) an entity controlling, controlled by or under common control with Tenant, (b) a successor entity related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchaser of substantially all of Tenant’s assets located in the Premises. A sale or transfer of Tenant’s capital stock shall not be deemed an assignment, subletting or any other transfer of this Lease or the Premises.

12.2 Tenant’s Notice. Except as provided in Section 12.1 above, if Tenant desires at any time to assign this Lease, and if Landlord’s consent thereto is required pursuant to Section 12.1, then Tenant first shall notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee; (ii) the nature of the proposed assignee’s business to be carried on in the Premises; and (iii) such reasonable business and financial information as Landlord may reasonably request concerning the proposed assignee. With respect to an assignment, the assignee must expressly assume all prospective obligations of Tenant under this Lease accruing after the assignment. Notwithstanding the assumption of the obligations of this Lease by the assignee, no assignment, even with the consent of Landlord, shall relieve Tenant of liability under this Lease. The obligations and liability of Tenant hereunder shall continue notwithstanding the fact that Landlord may accept rent and other performance from the assignee. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment.

12.3 Restrictions on Subletting. Tenant may sublease all or portions of the Premises from time to time with the consent of Landlord, and Landlord shall give notice to Tenant of its consent or denial within fifteen (15) business days after receipt of reasonable information regarding the proposed sublessee. Such consent shall be in the reasonable discretion of the Landlord. Any such sublease shall be subject to the terms and provisions of this Lease. Without Landlord’s consent, Tenant may enter into license agreements with third party providers, to provide food or other services to Tenant’s employees. No sublessee shall have a right to further sublet without Landlord’s prior consent, such consent shall be in the reasonable discretion of the Landlord, and any assignment by a sublessee of the sublease shall be subject to Landlord’s prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord shall be modified or terminated by Tenant without Landlord’s prior consent, such consent being in the reasonable discretion of the Landlord.

12.4 Failure to Comply. Any sale, assignment, mortgage or transfer of this Lease or subletting which does not comply with the provisions of this Section 12 shall be void.

ARTICLE 13 — DEFAULTS; REMEDIES

13.1 Late Payments. If any payment or amount due by Tenant is received more than five (5) days after such amount is due, such past due amount shall bear interest from the date it was due until paid, at a rate often percent (10%).

13.2 Events of Default by Tenant. The occurrence of anyone or more of the following events shall constitute a material default of this Lease by Tenant:

13.2.1 The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period often (10) business days after a written notice thereof from Landlord to Tenant.

13.2.2 The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than as described in Section 13.2.1 hereof, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided further, that if the nature of Tenant’s default is such that more than thirty (30) days is reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

13.2.3 The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises, or of Tenant’s interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within sixty (60) days.

13.2.4 Notices given pursuant to this Section 13.2 shall specify the alleged default and the applicable Lease provisions and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time or vacate the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

13.3 Remedies of Landlord. Following any material default by Tenant as defined in Section 13.2 hereof which is not cured within the time set forth therein, and at any time thereafter prior to Tenant’s cure, and without limiting Landlord’s exercise of any right or remedy which Landlord may have in law or equity, Landlord shall have the right to: (i), terminate this Lease after giving Tenant thirty (30) days written notice of its intention to do so and in accordance with any laws governing such termination, and Tenant shall then surrender the Premises to Landlord; or (ii) enter and take possession of the Premises, in accordance with any laws governing such repossession, and remove Tenant, after having terminated the Lease; and / or (iii) declare all the rents and fees due or that shall be due under this Lease accelerated, such acceleration shall cause all such amounts to be immediately due and payable by Tenant. Landlord’s exercise of any of its remedies or its receipt of Tenant’s keys shall not be considered an acceptance or surrender of the Premises by Tenant. Landlord waives any right of distraint, distress for rent or Landlord’s lien that may arise at law.

13.4 Landlord Defaults. If Landlord fails to perform any obligations under this Lease and such failure continues for a period of thirty (30) days following the date of Tenant’s written notice to Landlord specifying such failure (or such longer period as may be reasonably necessary to cure such failure, as long as Landlord continues to exercise reasonable efforts to cure same) then in such event Tenant may, in addition to exercising any and all remedies available at law or in equity, perform such obligations on behalf of Landlord. If Landlord has not cured such default, Landlord will reimburse Tenant for all third party costs actually incurred by Tenant to cure such default, together with interest thereon at the rate of ten percent (10%) per annum. Tenant may act sooner in the event of an emergency involving imminent risk of death, personal injury or property damage as long as Tenant has first taken reasonable measures to notify Landlord, and once the emergency has come under control, permits Landlord to control any remaining corrective measures.

13.5 Remedies Cumulative: No Waiver. All rights, options and remedies of Landlord and Tenant contained in this Lease shall be construed and held to be cumulative, and no one of then shall be exclusive of the other, and each party shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity (including injunctive relief), whether or not stated in this Lease. No waiver of any default of either party hereunder shall be implied from any acceptance of any rent or other payments due hereunder or any omission by the non defaulting party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord or Tenant to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary the consenting party’s consent or approval to or of any subsequent similar acts by the other party.

ARTICLE 14 — CONDEMNATION

14.1 Definition. As used in this Article 14:

14.1.1 “Condemnation” means (a) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and (b) a voluntary sale or transfer by Landlord to any condemnor, while legal proceedings for condemnation are pending.

14.1.2 “Date of Taking” means the date the condemnor has the right to possession of all or part of the Premises or any interest thereon being condemned.

14.1.3 “Award” means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation of the Land, any improvements thereon, any personal property or trade fixtures located at the Premises without regard for the person or entity entitled to recover or receive such award.

14.1.4 “Condemnor” means any public or quasi public authority having the power of condemnation.

14.2 Taking. If, at any time prior to the expiration of the Term, there is any taking of all or any part of the Premises or any interest in this Lease by Condemnation, this Lease shall terminate as to the portion of the Premises being Condemned. Tenant may recover an award for Tenant’s relocation expenses, loss of goodwill, any improvements paid for or installed by Tenant, Tenant’s personal property and equipment, the “bonus value” of this Lease and, except as provided below, such other costs and losses incurred by Tenant and generally compensable to Tenant under the laws of the state where the Premises is located. Such recovery shall only be made against Landlord if landlord or the City of Danville, Virginia is responsible for said taking. Landlord shall be entitled to receive, subject to the rights of any mortgagee of the Property, the compensable value of Landlord’s fee interest in the Property and such other compensation generally available to Landlord under the laws of the state where the Premises is located.

14.3 Entire Taking. If the entire Premises are taken by Condemnation, this Lease shall terminate effective upon the Date of Taking.

14.4 Partial Taking. If part, but not all, of the Property shall be taken by Condemnation, this Lease shall terminate as to the part so taken and remain in effect as to the remainder not so taken. If part, but not all, of the Property is taken by Condemnation, effective as of the Date of Taking, the Base Rent then in effect shall be equitably abated in proportion to the area of the Premises and the Land subject to the taking. With respect to any partial Condemnation of the Property, if such partial Condemnation affects any Improvements, then Tenant, shall take reasonable steps to restore the Improvements to a condition as close as practical to the condition existing immediately prior to such Condemnation. In addition, Tenant shall have the right to terminate this Lease if, as a result of the partial taking, Tenant’s use of the Premises is materially impaired.

ARTICLE 15 — EXTERIOR AND SIGN REGULATION

The parties acknowledge and recognize that the Property is located within the City’s Tobacco Warehouse District. Therefore Tenant agrees that it will not alter the exterior of the building in a way as to damage or sacrifice its architectural/historic integrity. Further, Tenant agrees to utilize signage that is appropriate to the building and of similar style and nature to surrounding properties. Tenant shall conform with all zoning and building regulations of the City and the State regarding and renovations of the Property.

ARTICLE 16 — WARRANTIES

16.1 Title. Landlord warrants and represents to Tenant that Landlord has full authority to enter into this Lease. Prior to the date of this Lease, Landlord shall provide Tenant with a copy of an owner’s policy of title insurance recently issued to Landlord showing that Landlord owns the Land, subject only to liens and encumbrances which could have no adverse impact on the rights and benefits accruing to or anticipated to be enjoyed by Tenant hereunder. Landlord hereby represents to Tenant that the information contained in said title insurance policy is true and correct as of the date of this Lease and the recordation of a memorandum thereof (provided the memorandum is recorded within sixty (60) days after the date this Lease is executed by Landlord and Tenant).

16.2 Public and Private Approvals and Entitlements. Landlord warrants and represents that it has obtained all public and private approvals and entitlements necessary to permit the development of the Improvements.

ARTICLE 17 — SURRENDER

17.1 Surrender of Lease Not Merger. A surrender of this Lease by Tenant, a cancellation of this Lease by mutual agreement between Landlord and Tenant, or a termination of this Lease for any reason shall not automatically work a merger.

17.2 Condition of Premises. Upon the expiration or earlier termination of the Term, Tenant shall surrender possession of the Premises to Landlord in reasonably good order, condition and repair, excepting reasonable wear and tear, casualties, condemnation and any damage or repair that Landlord is required to restore or repair pursuant to this Lease. In such event, Tenant, at its expense, shall promptly remove or cause to be removed from the Premises all debris, rubbish, furniture, and other similar articles of movable personal property owned by Tenant or placed by Tenant at its expense in the Premises, and all similar articles of any other persons claiming under Tenant. In addition, Tenant may elect to remove any of Tenant’s Specialty Property and other personal property or Alterations owned by Tenant or installed or placed by Tenant at its expense in the Premises. Tenant also shall repair, at its sole cost and expense, all damages which removals from or Restoration of the Premises may cause.

ARTICLE 18 — ESTOPPEL CERTIFICATE; SUBORDINATION; NONDISTURBANCE; NOTICE TO LANDLORD’S MORTGAGEE

18.1 Estoppel Certificate. The parties agree, at any time and from time to time, upon not less than twenty (20) days’ prior written notice by either, to execute, acknowledge and deliver to the other, by deposit in the United States mail, a statement in writing certifying that (i) this Lease is unmodified, in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified, and identifying the modification), (ii) the date to which the rent and other charges have been paid in advance, if any, (iii) whether or not there is any existing default by either party or notice thereof served by either party, (iv) and such other information as may be reasonably requested by such party, provided that such statement shall not modify any party’s rights or obligations under this Lease or impose any additional liability on any party. Any such statement may be conclusively relied upon by any prospective purchaser, assignee, encumbrancer of the Premises or the Lease.

ARTICLE 19 — QUIET ENJOYMENT

19.1 Quiet Enjoyment. Subject to Landlord’s rights under Article 13, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.

ARTICLE 20 — GENERAL PROVISIONS

20.1 Severability. The invalidity, illegality or unenforceability of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity, legality or enforceability of any other provision hereof.

20.2 Time. Time is of the essence in the performance of all terms, covenants, warranties and conditions of this Lease.

20.3 Captions. The article and paragraph captions hereto have been inserted solely as a matter of convenience and such captions in no way shall be deemed to define or limit the scope or intent of any provision of this Lease.

20.4 Notices. Any notice, request, approval or other communication required or permitted under this Lease shall be in writing and will be deemed to have been duly delivered upon personal delivery, or on the second business day after deposit with Federal Express or other overnight courier service, or as of the third business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord and Tenant respectively at the addresses set forth below or at such other addresses as may from time to time be designated in writing by Landlord or Tenant by notice pursuant hereto.

Landlord:

Industrial Development Authority of Danville

C/O The City Attorney’s Office

P.O. Box 3300

Danville, VA 24543

(434) 799 - 5122

Tenant:

Luna Innovations Inc.

2851 Commerce Street

Blacksburg, VA 24060

Attn: Kent A Murphy

20.5 Waiver. No waiver of any provision hereof shall be deemed a waiver of any other provision hereof. Consent to or approval of any act by one of the parties hereto shall not be deemed to render unnecessary the obtaining of such party’s consent to or approval of any subsequent act. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant or any provision hereto, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent.

20.6 Holding Over. If Tenant continues to use the Premises, or any part of the Premises, after the expiration of the Term, then Tenant’s holdover tenancy shall be on a month-to-month basis, and shall not be construed as a tenancy at sufferance. Tenant shall pay Landlord monthly during the month-to-month holdover term a sum equal to (i) 150% of the Base Rent which was payable for the last month of the Term or any renewal term, together with (ii) any additional charges payable by Tenant under this Lease for the period of such holdover.

20.7 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but, wherever possible, shall be cumulative with all other remedies at law or in equity.

20.8 Successors. Subject to any provision in this Lease restricting assignment, subletting or other transfers by Landlord or Tenant, each and all of the covenants, agreements, obligations conditions and provisions of this Lease shall inure to the benefit of and shall bind (as the case may be) not only the parties hereto but each and all of the heirs, executors, administrators, successors and assigns of the respective parties hereto. Whenever a reference is made herein to Landlord or Tenant, such reference shall be deemed to include the respective heirs, executors, administrators, successors and assigns of Landlord or Tenant. All of the promises, covenants, agreements, obligations, conditions and provisions contained in this Lease shall be construed to be, and as, covenants running with the Land, in the case of Landlord, and covenants running with Tenant’s leasehold interest, in the case of Tenant, subject to the provisions of this Lease.

20.9 Choice of Law. This Agreement and the performance thereof shall be governed by and enforced under the laws of the Commonwealth of Virginia, and if legal action by either party is necessary for or with respect to the enforcement of any or all of the terms and conditions hereof, then exclusive venue therefore shall lie in the City of Danville, Virginia.

20.10 Attorneys’ Fees. In the event either Landlord or Tenant brings any suit or other proceeding with respect to the subject matter or enforcement of this Lease or with respect to a breach of a representation or warranty hereunder, the prevailing party as determined by the court before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover its reasonable attorneys fees.

20.11 Entry by Landlord. Landlord and Landlord’s authorized representatives and agents, at their sole risk, shall have the right to enter the Premises during business hours and upon prior notice to Tenant of not less than 48 hours for the purpose of inspecting same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises as Landlord may be required or permitted to make hereunder. Landlord, at its sole risk, may enter the Premises without 48 hours notice in the case of an emergency, provided Landlord has first made a reasonable attempt to notify Tenant’s security personnel. Notwithstanding the above, if Landlord is required to enter into areas designated by Tenant as restricted access areas, Landlord or its representative shall be escorted by a Tenant representative at all such times. Any entry by Landlord and Landlord’s agents shall not impair Tenant’s operations more than reasonably necessary, and shall comply with Tenant’s reasonable security measures.

20.12 Tenant’s Authority. Tenant is a corporation and each individual executing this Lease on behalf of said corporation is duly authorized to execute and deliver this Lease on behalf of said corporation, and this Lease is binding upon said corporation in accordance with its terms.

20.13 No Third Party Rights Conferred. Except as otherwise provided herein, nothing expressed or implied is intended, or shall be construed, to confer upon or grant to any third person any rights or remedies under or by reason of any term or condition contained in this Lease.

20.14 Integration. This Lease and the documents referred to herein and the agreements attached hereto as exhibits cover in full each and every agreement of every kind or nature whatsoever between the parties hereto concerning the Premises and all preliminary negotiations and agreements of whatsoever kind or nature are merged herein. No verbal agreement shall be held to vary the provisions hereof, any law or custom to the contrary notwithstanding.

20.15 Number; Gender. Whenever the context of this Lease requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural.

20.16 Construction. Landlord and Tenant agree that each party has had its legal counsel review and approve of the form of this Lease, and each has participated in the preparation of this Lease. Each party agrees to waive any right to have the provisions of this Lease construed against any party primarily responsible for drafting same.

20.17 Consents. Unless otherwise specifically provided in this Lease, whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval.

20.18 Exhibits. Exhibits A through C, inclusive, are each attached to this Lease and are incorporated herein by reference. Any reference to the term “Lease” also shall be deemed to refer to any applicable Exhibit.

20.19 Modification. None of the covenants, terms or conditions of this Lease to be kept and performed by Landlord or by Tenant shall be altered, waived, modified, changed or abandoned in any manner, except by a written instrument, duly executed (and, where applicable, acknowledged) and delivered by the parties hereto.

20.20 No Partnership. Nothing in this Lease, including the agreements of Tenant contained herein, shall be construed to indicate in any way that Tenant is a partner of, or a joint venturer with, Landlord in respect of any construction required or permitted hereby or any other matter.

20.21 Waiver of Consequential Damages. Neither Landlord nor Tenant shall be liable to the other under or in connection with this Lease for any consequential, exemplary, special or punitive damages, and both Landlord and Tenant waive, to the full extent permitted by law, any claim for consequential, exemplary, special or punitive damages.

20.22 Force Majeure. After the Commencement Date, neither party shall be responsible to the other for any losses resulting from the failure to perform any terms or provisions of this Lease if the party’s failure to perform is attributable to war, riot, acts of God or the elements or any other unavoidable act not within the control of the party whose performance is interfered with and which by reasonable diligence such party is unable to prevent. However, neither party shall be excused from the timely performance of its obligations under this Lease for a period of time greater than ninety (90) days on account of force majeure.

20.23 Proprietary Rights. Landlord has no right to market, advertise, promote or use any of Tenant’s names, logos, images or property, in connection with the Building or otherwise, without the express written consent of Tenant. All Tenant trademarks, tradenames and logos remain the exclusive property of Tenant and/or its affiliates.

20.24 Right of Purchase. Tenant shall have the right to purchase the Premises subject to the conditions contained in section 3.1 above.

IN WITNESS WHEREOF: Landlord and Tenant have duly executed this Lease on the day and year first written above.

[Signatures on following page.]

LANDLORD:		TENANT:

INDUSTRIAL DEVELOPMENT AUTHORITY OF DANVILLE, a political subdivision of the Commonwealth of Virginia		LUNAINNOVATIONS INC., a Delaware corporation

By:	/S/ RICHARD L. TURNER	By:	/S/ JOHN T. GOEHRKE
Name:	Richard L. Turner	Name:	John T. Goehrke
Title:	Chairman	Title:	Chief Operating Officer

COMMONWEALTH OF VIRGINIA	§
§
CITY OF DANVILLE	§

Before me Kimberly Gibson Ford on this day personally appeared Richard L. Turner known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Chairman of Industrial Development Authority, a                          and acknowledged to me that he executed said instrument for the purpose and consideration therein expressed, and as the act of said Lease. Given under my hand and seal of office this 18th day of October, 2005.

Notary Public

COMMONWEALTH OF VIRGINIA	§
§
COUNTY OF	§

Before me Melissa Blankenship on this day personally appeared John Goehrke known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the COO of Luna Innovations, a                          and acknowledged to me that he executed said instrument for the purpose and consideration therein expressed, and as the act of said Lease. Given under my hand and seal of office this 9th day of December, 2005.

Notary Public

EXHIBIT “A”

Legal Description of the Land

Being in fact property located at 521 & 525 Bridge Street and identified as Parcel Identification Number 92-21485 in the City of Danville; further described as lot fronting 68.5 feet on Bridge Street in the City of Danville, Virginia; and being the same property as identified in the attached City of Danville-Real Estate Assessment Card.

WORK YEAR 2004
PAGE NO. 1 CARD # 01 OF 01
PARCEL ID 21485 DISTRICT 92

CITY OF DANVILLE - ASSESSMENT CARD

PROPERTY LOCATION 521 BRIDGE ST & 525

DATE 07/12/2004 ROUTING NO. - -
PARCEL NUM 95-4-8

NBHD	00001	Average
DESIRE	3	Average
TREND	02	Static
CLASS	7434	Storage Whs - Ex - Local
LUC	743	Storage Whs-Exempt-Local
ZONING	TWC	Tobacco Warehouse Comm
PROP.TYPE	4	Commercial
CI TYPE		
CI AREA	1	
TOPOGRAPHY		
ACCESS		
UTILITIES		
PARKING		
TAX STATUS		

OWNERSHIP
INDUSTRIAL DEVELOPMENT
AUTHORITY OF DANVILLE
VIRGINIA

SURVIVORSHIP NO

MAILING ADDRESS
INDUSTRIAL DEVELOPMENT
AUTHORITY
P O BOX 3300
DANVILLE VA 24541

MORT/HANDLING CODE

LEGAL DESCRIPTION
68.5 FT NO 4 BRIDGE ST

SALES HISTORY

TYPE	SOURCE	SALESDATE	BOOK	PAGE	VALIDITY	SALE PRICE
Improved/Bldg		03/25/2004	D 04	1426	02	120,000

ASSESSMENT SUMMARY

YEAR	LAND	USE	IMPROVEMENT	TOTAL
2004	13,700	13,700	34,200	47,900

APPROACH TO VALUE COST C&GFLAG

	LAND	CURRENT USE	IMPROVEMENTS	TOTALS
COST	$13,700	$0	$34,200	$47,900
INCOME	$13,700	$0	$0	$0
MARKET	$13,700	$0	$0	$13,700
OVERRIDE	$0	$0	$0	$0
O/R REASON				

LAND INFORMATION

TYPE	ACT FRONT ACRES/SQFT	EFF FRONT	EFF DEPTH	UNITS	RATE	OVER RIDE	DEPTH FACTOR	ADJ RATE	BASE VALUE	ADJUSTMENT #1 RSN % $	ADJUSTMENT #2 RSN % $	ADJUSTMENT #3 RSN % $	ADJUSTMENT #4 RSN % $	VALUE
S01	15180			0.000	1.00	Y		1.00	15,180	TOP 90 0	100 0	100 0	100 0	13,660

TOTAL ACRE 0.3480

TOTAL LAND VALUE 13,700

PROPERTY PHOTO

PROPERTY SKETCH

67
114 B
67
111 A

COMMERCIAL

EXHIBIT “B”

CONSTRUCTION AGREEMENT

(With Site Plan)

AIA DOCUMENT A111-1997

Standard Form of Agreement Between Owner and Contractor

where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference.

This document has been approved and endorsed by The Associated General Contractors of America.

AGREEMENT made as of the Seventh day of June in the year 2004
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)

Luna Innovations
2851 Commerce Street
Blacksburg, VA 24060

and the Contractor:
(Name, address and other information)

John W. Daniel & Company, Inc.
223 Riverview Drive
Danville, VA 24541

The Project is:
(Name and address)

Luna Innovations
526 Bridge Street
Danville, VA 24541

The Architect is:
(Name, address and other information)

Michael J. Maurakis
223 Riverview Drive, Suite C
Danville, VA 24541

The Owner and Contractor agree as follows.

©1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, © 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.
WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

1

ARTICLE 1 THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2 THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 RELATIONSHIP OF THE PARTIES

The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

4.2 The Contract Time shall be measured from the date of commencement.

©1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

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4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 190 days from the date of commencement, or as follows:
(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents, insert any requirements for earlier Substantial Completion of certain portions of the Work.)

, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time, or for bonus payments for early completion of the Work.)

ARTICLE 5 BASIS FOR PAYMENT

5.1 CONTRACT SUM

5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

5.1.2 The Contractor's Fee is: 7%
(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)

5.2 GUARANTEED MAXIMUM PRICE

5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed One Million Seventy Five Thousand--------------- Dollars ($ 1,075,000) subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
(Insert specific provisions if the Contractor is to participate in any savings.)

5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

© 1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

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6.4 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7 COSTS TO BE REIMBURSED

7.1 COST OF THE WORK

The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

7.2 LABOR COSTS

7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval.

(If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through 7.2.3.

7.3 SUBCONTRACT COSTS

7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

7.4.2 Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and

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7.6.8 Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

7.7 OTHER COSTS AND EMERGENCIES

7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8 COSTS NOT TO BE REIMBURSED

8.1 The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and 7.2.3 or as may be provided in Article 14.

8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

8.1.5 Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

8.1.6 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

8.1.7 Any cost not specifically and expressly described in Article 7.

8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS

9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment

©1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

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1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

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and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS

10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

ARTICLE 11 ACCOUNTING RECORDS

The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12 PAYMENTS

12.1 PROGRESS PAYMENTS

12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

© 1997 AIA®
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12.1.3 Provided that an Application for Payment is received by the Architect not later than the 20th day of a month, the Owner shall make payment to the Contractor not later than the 10th day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 30 days after the Architect receives the Application for Payment.

12.1.4 With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment.

12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1 take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

.2 add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3 add the Contractor's Fee, less retainage of five percent (5 %). The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4 subtract the aggregate of previous payments made by the Owner;

.5 subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

.6 subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

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OWNER-CONTRACTOR AGREEMENT

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12.1.8 Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than five percent (5 %). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

12.1.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

12.2 FINAL PAYMENT

12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2 a final Certificate for Payment has been issued by the Architect.

12.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

12.2.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.

12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work,

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the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13 TERMINATION OR SUSPENSION

13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

13.2 The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

13.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

13.2.3 Subtract the aggregate of previous payments made by the Owner.

13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14 MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

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14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

14.3 The Owner's representative is:
(Name, address and other information.)

Marc Hrovatic, Director IT/Operations
Luna Innovations
2851 Commerce Street
Blacksburg, VA 24060

14.4 The Contractor's representative is:
(Name, address and other information.)

Steve Gambrell, Project Manager/Estimator
John W. Daniel & Company, Inc.
223 Riverview Drive
Danville, VA 24541

14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

14.6 Other provisions:

ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS

15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997.

15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

© 1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

12

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

15.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated , and are as follows:

Document	Title	Pages
Letter (4/20/04)	Luna - Danville, VA	5
Letter (5/04/04)	Luna Innovations	1

15.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Section	Title	Pages
N/A		

15.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number	Title	Date
	Sketches (Attachment A)	

©1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

13

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

15.1.6 The Addenda, if any, are as follows:

Number	Date	Pages
N/A		

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

©1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

14

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

ARTICLE 16 INSURANCE AND BONDS

(List required limits of liability for insurance and bonds. AIA Document A201-1997 gives other specific requirements for insurance and bonds.)

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

Luna Innovations:	John W.Daniel & Co., Inc.:
OWNER *(Signature)*	CONTRACTOR *(Signature)*
Jeff Hammel, CFO	Howard J.Burnette, President
(Printed name and title)	*(Printed name and title)*

CAUTION: *You should sign an original AIA document or a licensed reproduction. Originals contain the AIA logo printed in red; licensed reproductions are those produced in accordance with the Instructions to this document.*

© 1997 AIA®
AIA DOCUMENT A111-1997
OWNER-CONTRACTOR AGREEMENT

The American Institute of Architects
1735 New York Avenue, N.W.
Washington, D.C. 20006-5292

15

WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution.

FILE COPY

JWD

JOHN W. DANIEL & COMPANY, INC.

Contractors

OMMERCIAL/
DUSTRIAL
nstruction
nstruction Management
sign - Build
novations
sidential

imited, Class A License No.:
- 2701 002029A
:- 2778
- 00048175
- WV038912

3 Riverview Drive
anville, Virginia 24541

O. Box 1628
anville, Virginia 24543

l: 434-792-1111
ffice Fax: 434-792-7372
d Fax: 434-791-8215
ww.jwdanielgroup.com

THE DANIEL GROUP, INC.

April 20, 2004

Mr. Marc Hrovatic
Luna Innovations
2851 Commerce Street
Blacksburg, VA 24060

RE: *Luna – Danville, VA*

Dear Mr. Hrovatic:

John W. Daniel & Company, Inc. (JWD) proposes to complete the work at the Danville, VA location, all work per your sketches and site discussions for a total sum of:

One Million Seventy Five Thousand Dollars ($1,075,000.00)

Please note the mechanical and electrical cost included for the lab is $86,318.00.

To add VAV boxes in lieu of constant volume, add $25,000.00.

Our project team looks forward to working with you to find solutions that benefit all parties. However, because of the nature of this project, the sooner we can get to work on finishing some of the unknowns, the better JWD and its team can come up with a project schedule that will meet your company's needs. JWD feels that there can be savings made to the project by doing some design changes to the following areas:

1. Basement lab
2. Exhaust system
3. Dust collection and gas storage room

Our Scope of Work is attached for your information.

The above-mentioned terms and proposal are good for thirty (30) days from the date of this letter. JWD wishes to express its sincere appreciation for the opportunity to be of service.

If you have any questions, please do not hesitate to give me a call.

Sincerely,

JOHN W. DANIEL & COMPANY, INC.

Steve Gambrell

Steve Gambrell
Project Manager/Estimator

SG/ar
Attachment

Scope of Work for Luna Innovations
April 20, 2004
Page 2

Division 9 – Finishes:
- 3 5/8" metal studs, drywall hung and finished
- Stair towers to be fire rated
- Acoustical tile in ceilings
- Vinyl tile in ceilings
- Re-seal and clean wood floors (third floor)
- Clean and seal masonry walls
- Paint interior

Division 10 – Specialties:
- Toilet accessories
- Toilet partitions
- Toilet signs
- Fire extinguishers

Division 14 – Conveying System:
- In ground hydraulic elevator

Division 15 – Mechanical/Plumbing:
- **Basement - Downdraft Table Room –** Served by 10 Ton gas fired rooftop unit, thermostatically controlled. Unit size based on eight downdraft tables with each discharging air directly back into the room thus reducing the air-conditioning load. Perforated ceiling diffusers will be used to help reduce air motion. No ductwork included for the downdraft tables as the final location of the filters has not been determined.
- **Basement - Lab – Alternate Price** -The Lab is one area where energy recovery can be utilized using either a unit where no cross contamination will occur (coil run-around or heat pipe) or a unit, which has a chance of cross contamination (energy wheel). With an energy recovery unit, the air-conditioning unit can be down sized and the operating costs for the system reduced. Base Bid price will have an energy recovery unit for each hood and 100% outside air from each unit going back into the Lab. This type of approach will allow either hood to be operating independent of each other and the air-conditioning unit operating independent of the hoods. Two 3,600 CFM energy recovery units, having explosion proof exhaust fans, will be used and the air returned directly to the room or air-conditioning unit; these save approximately 7 Tons of cooling and 400,000 BTUH of heat on a design day. Two 18 Ton gas fired rooftop units with be used to maintain conditions in the Lab. Perforated ceiling diffusers will be used to help reduce air motion and improve the hoods performance.
- **Basement – Lab Hood Exhaust Duct – Alternate Price - PVC ductwork has been included from each 16 foot Lab Hood up to the energy recovery units on the roof.**
- **Basement Offices/Shipping – Served with 5 Ton gas fired rooftop unit thermostatically controlled.** Standard ceiling diffusers will be used; plenum return used. Electric wall heaters used at the entrance to the Basement corridor and the Office Entrance.
- **Basement – Chiller Room –** Provide 5,000 CFM ventilation and exhaust to room, fans located on roof. Thermostat controlled.
- **Basement – Elevator Equipment Room –** ventilated as required to meet code.
- **2nd Floor –** Served with 7½ ton gas fired rooftop unit, thermostatically controlled. **Alternate Price** is provided to improve on temperature control by installing three fan powered boxes with electric reheat having thermostat control.

JOHN W. DANIEL & CO., INC.

Scope of Work
April 20, 2004
Page 3

Division 15 – Mechanical/Plumbing – Continued:

- **3rd Floor**- Served with two 10 ton gas fired rooftop units, thermostatically controlled, one will be serving the front of the building and one serving the back area. **Alternate Price** is provided to improve on temperature control by installing nine fan powered boxes with electric reheat having thermostat control.
- All ductwork not indicated above will be fabricated and installed according to SMACNA standards.
- All thermostats shall be programmable.
- All ductwork in concealed spaces shall be insulated with 1½ inch fiberglass wrap with vapor barrier and remainder as required to meet code.
- Toilets on each floor shall be exhausted to meet code with the exhaust fan on roof.
- Gas piping shall be schedule 40 steel pipe designed for 5 PSIG. Pipe to be routed on roof.
- No A/C furnished for Future Basement Lab and Second floor open area.

PLUMBING:

- Sanitary Waste below ground to be Schedule 40 PVC DWV. Sanitary waste above ground to be Cast-Iron No-hub.
- Domestic water to be Copper Type L with ½" inch insulation.
- ½" Nitrogen and Helium lines to be Copper Type L with Silver Solder joints. Piping will be run from the Duct Collection/Gas Storage Area to (8) connections on Downdraft Tables and (2) fume hoods.
- ¾" Chilled Water lines from Chiller (chiller and accessories to be supplied by others) to (8) connections on Downdraft Tables.
- We include the following fixtures:
  - (2) Break room sinks
  - (4) Cup sinks
  - (1) Drinking Fountain
  - (1) Safety Shower/Eyewash
  - (1) Freeze proof Wall Hydrant
  - (3) Janitors Sinks
  - (10) Wall-hung Lavatories
  - (2) ADA Wall-hung Lavatories
  - (3) ADA Urinals
  - (7) Water Closets
  - (2) ADA Water Closets
  - (1) Backflow Preventor for Domestic Water
  - (1) Backflow Preventor for Make-up water.
  - (3) 40 gallon electric Water Heaters
- Restrooms for third floor have been relocated. The third floor restrooms will now be located directly above the second floor restrooms.

<u>Clarifications</u>

1. No ductwork included for Downdraft Tables.
2. Ceiling plenum return system used.

JOHN W. DANIEL & CO., INC.

Scope of Work for Luna Innovations
April 20, 2004
Page 4

Division 16 – Electrical:

- Furnish and install ninety eight 2 tube wraps, sixty seven 4 tube wraps, ninety 2 x 4 lay-ins, nine 8 ft. 2 tube strips, one 4 ft. 2 tube strip, four 175 watt metal halide wall packs, 14 exists with battery, 7 exits with 2 head emergency, sixteen 2 head emergency, six 2 tube 4' wall MTD (stairway), two 150 watt wall MTD with globe and wire ground (MTD under elevator) and four 200 watt explosion proof fixtures
- Furnish and install one 3000 amp 120/208V 3 ph 4w switchboard
- Furnish and install three 225 amp, three 400 amp 3 ph 4 w 120/208 volt panels
- Install electrical to HVAC equipment as directed by Riverview Plumbing and Heating
- Install electrical to elevator
- Install fire alarm for elevator only
- Install electrical to eight 3 ph welders
- Reconnect driveway heat
- Install 2" conduit for telephone service
- Install 180 duplex receptacles
- Install 93 telephone/data outlets (conduit turn out of walls only)
- Install electrical to 3 water heaters
- Install electrical to 3 bathroom exhaust fans
- Demolition as required
- Allowance of $7,300 included in above budget for connecting owner equipment
- Temporary included
- 3000A switchboard delivery – 7 weeks

Division 17 – Fire Protection:

- Automatic sprinkler system for building and rear canopy

Exclusions:

- City tap fees
- All work to be 5' out
- City electrical fees
- Permit fees
- Parking lot
- Clearing of trees at rear
- No abatement of hazardous materials
- No bond

JOHN W. DANIEL & CO., INC.
Contractors

JOHN W. DANIEL & COMPANY, INC.
Contractors

May 4, 2004

)MMERCIAL/
DUSTRIAL

)nstruction

)nstruction Management

esign - Build

enovations

esidential

nlimited, Class A License No.:
\- 2701 002029A
C - 2778
\- 00048175
/V - WV035912

23 Riverview Drive
)anville, Virginia 24541

P.O. Box 1628
)anville, Virginia 24543

el: 434-792-1111

)ffice Fax: 434-792-7372

3id Fax: 434-791-8215

www.tdanielgroup.com

DANIEL

Mr. Marc Hrovatic, Director IT/Operations
Luna Innovations
2851 Commerce Street
Blacksburg, VA 24060

Re: *Luna Innovations*

Dear Mr. Hrovatic:

Thank you for the time you spent with us on Monday. Please accept this letter as confirmation of our conversation.

John W. Daniel & Co., Inc. is willing to proceed with the project on a cost-plus contract with a guaranteed maximum. The maximum is based on JWD's letter of April 20, 2 004 with the following clarifications at a cost of $1,075,000.00.

- Include VAV boxes
- Luna to furnish and set all its equipment
- Luna to provide hood information that will reduce equipment size by approximately half
- Add roof access
- Roof only on Luna portion of building
- Change second floor exterior door to hollow metal with small lites
- Add fire-rated shafts as needed
- Add light duty HVAC to first floor empty space, increase unit from 5 to 7 tons
- Add mop sink in rear lab
- Add condenser on roof
- All card readers by Luna
- Change gas and dust collection room to slab with fence without roof
- Parking area to be determined (no cost included)
- Add wall to separate hoods
- Relocate one pair of doors
- Omit one pair of doors
- Omit two offices shown as restrooms on third floor
- Relocate dust collection
- Minimum of three months required for first floor and six months total project

Please let us know if there are any corrections or if you have any questions.

JWD looks forward to working with you on this project.

Sincerely,

JOHN W. DANIEL & COMPANY, INC.

Robert W. Lee, III
Vice President

ECHNOLOGY PREMIER PROPERTY PROTECTION
NAMED TROPICAL WIND STORM AND HURRICANE
COVERAGE SUMMARY

The St.Paul

This Coverage Summary shows the limits and coverage options that apply to your Named Tropical Wind Storm And Hurricane Coverage.

Named Tropical Wind Storm And Hurricane Coverage

Covered Locations – Subject to a $ Deductible.

☐ All Scheduled Locations

☐ Unscheduled Locations

☐ Only those locations listed below:

Loc. No. Address

☐ Excluded Locations

Loc. No. Address

Named Tropical Wind Storm And Hurricane Coverage

Covered Locations – Subject to a 2 % Deductible or $ 1,000. , whichever is greater.

☐ All Scheduled Locations

☐ Unscheduled Locations

☒ Only those locations listed below:

Loc. No. Address

SEE F0098 FOR SCHEDULE OF COVERED LOCATIONS.

☐ Excluded Locations

Loc. No. Address

Name of Insured	**Policy Number** TT00800126	**Effective Date** 11/01/04
LUNA INNOVATIONS, INC.		**Processing Date** 06/02/05 07:21 005

F0087 Ed. 1-98 Printed in U.S.A. Coverage Summary
©St.Paul Fire and Marine Insurance Co.1998 All Rights Reserved
Page 1 of 1

• 8 0 0 0 2 TT00800126 5423 • M: 00 I: 000 T: 005

TECHNOLOGY PREMIER PROPERTY PROTECTION
SCHEDULED LOCATIONS COVERAGE SUMMARY

The St Paul

This Coverage Summary shows your scheduled locations, covered property, and limits of coverage that apply to your Premier Property Protection.

*6 G O O 2 TT00800126 5421 *M: OO I: OOO T: OO5

Scheduled Location

Loc. No.	Address
001	2851 COMMERCE STREET, BLACKSBURG, VA 24060
002	2903 COMMERCE STREET, SUITE A & B, BLACKSBURG, VA 24060
003	705A DALE AVENUE, CHARLOTTESVILLE, VA 22903
004	24 RESEARCH DRIVE, HAMPTON, VA 23666
005	521-527 BRIDGE STREET, DANVILLE, VA 24541

Limits Of Coverage

Loc No.	Building	Business Personal Property
001-005	$1,750,000.	$1,008,000 BLANKET LIMIT

Name of Insured LUNA INNOVATIONS, INC.
Policy Number TT00800126
Effective Date 11/01/04
Processing Date 06/02/05 07:21 005

F0098 Ed. 1-98 Printed in U.S.A. Coverage Summary
©St.Paul Fire and Marine Insurance Co.1998 All Rights Reserved
Page 1 of 1

LICY CHANGE ENDORSEMENT

The St Paul

This endorsement summarizes the changes to your policy. All other terms of your policy not affected by these changes remain the same.

•6000 2 TT00800126 5419 •M: 00 I: 000 T: 005

How Your Policy Is Changed

PROPERTY

The Following Location Has Been Added:

LOC 005 - 521-527 BRIDGE STREET
DANVILLE VA 24541

For Details, Refer To Your Technology Premier Property Protection Scheduled Locations Coverage Summary (F0098 Ed. 01-98).

Premium Change Which Is Due Now

Additional premium $4,824.00 Returned Premium $0.00

If issued after the date your policy begins, these spaces must be completed and our representative must sign below.

Policy issued to
LUNA INNOVATIONS, INC.

Authorized representative

Endorsement takes effect
11/01/04

Policy Number
TT00800126

Processing Date: 06/02/05 07:21 005

40704 Ed.5-84 Printed in U.S.A. Endorsement
©St.Paul Fire and Marine Insurance Co.1984 All Rights Reserved
Page 1

OFFICE
OFFICE
CONF. RM.
CORRIDOR
CORRIDOR
MEN
WOMEN
SUPPLIES
CORRIDOR
OFFICE
OFFICE
OFFICE
FUTURE

Second Floor

CONF. RM.
OFFICE
OFFICE
OFFICE
CORRIDOR
BREAK RM.
STRATEGY RM.
SOUND PROOF
FUTURE
OFFICE
OFFICE
MEN
JAN.
EXISTING SKYLIGHT ABV.
WOMEN
SUPPLIES
COMPUTER
EXIST. ELEV. SHAFT
OFFICE
CORRIDOR
OFFICE
OFFICE
OFFICE
OFFICE
ELECT. EQ.
OFFICE

Third Floor

EXHIBIT “C”

SHORT FORM AND MEMORANDUM OF LEASE

THIS SHORT FORM AND MEMORANDUM OF LEASE (“Memorandum”) is made by and between LUNA INNOVATIONS INC., a corporation existing under the laws of the State of Delaware (“Tenant”) and the INDUSTRIAL DEVELOPMENT AUTHORITY OF DANVILLE a political subdivision of the Commonwealth of Virginia (“Landlord”).

WITNESSETH:

1. Premises. Landlord has leased to Tenant under a Lease dated as of             , 2005 (the “Lease”) certain premises within the City of Danville, Virginia, which premises are more particularly described on EXHIBIT “A” attached hereto and incorporated herein by reference (the “Premises”), together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the Premises. The parties hereby acknowledge and agree that the premises consist of the land described on EXHIBIT”A-1” (the “Land”), and the entire leasable area of the building shown on EXHIBIT”B-l”; accordingly, the premises include the Land described on EXHIBIT”A-1” and the entire building with all improvements shown and described on EXHIBIT “A”.

2. Term. The Term of the Lease shall be for a period of sixty (60) months beginning on the “Commencement Date” as that term is defined in the Lease.

3. Right to Extend. Tenant shall have the right to extend the term of the Lease for two (2) terms of sixty (60) months each on the terms set forth in the Lease.

4. Right to Purchase. Tenant shall have the right to purchase the Premises from Landlord upon the expiration of the initial term of the Lease and any extension terms on the terms set forth in the Lease.

5. Right of First Refusal. Tenant shall have the right of first refusal to lease the Premises located next to the Premises as shown on EXHIBIT “C-l” on the terms set forth in the Lease.

6. Incorporation of Lease. This Memorandum is for informational purposes only and nothing contained herein shall be deemed to in any way to modify or otherwise affect any of the terms and conditions of the Lease, the terms of which are incorporated herein by reference. This instrument is merely a memorandum of the Lease and is subject to all of the terms, provisions and conditions of the Lease. In the event of any inconsistency between the terms of the Lease and this instrument, the terms of the Lease shall prevail.

7. Binding Effect. The rights and obligations set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease under seal as of the day and year first written below.

TENANT:

Witness:	LUNA INNOVATIONS INC., a Delaware corporation

By:

Name:

Title:

LANDLORD:

Witness	INDUSTRIAL DEVELOPMENT AUTHORITY OF DANVILLE, a political subdivision of the Commonwealth of Virginia

By:

Name:

Title:

COMMONWEALTH OF VIRGINIA	§
§
CITY OF DANVILLE	§

Before me                                          on this day personally appeared                                  known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the                              of                             , a                              and acknowledged to me that he executed said instrument for the purpose and consideration therein expressed, and as the act of said             . Given under my hand and seal of office this              day of                             , 200__.

Notary Public

(Notary Seal)

COMMONWEALTH OF VIRGINIA	§
§
COUNTY OF	§

Before me                                  on this day personally appeared                                  known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the                              of                             , a                              and acknowledged to me that he executed said instrument for the purpose and consideration therein expressed, and as the act of said                                 . Given under my hand and seal of office this              day of                                 , 200__.

Notary Public

(Notary Seal)

EXHIBIT “A-1”

Legal Description of the Land

Being in fact property located at 521 & 525 Bridge Street and identified as Parcel Identification Number 92-21485 in the City of Danville; further described as lot fronting 68.5 feet on Bridge Street in the City of Danville, Virginia; and being the same property as identified in the attached City of Danville-Real Estate Assessment Card.

CITY OF DANVILLE - ASSESSMENT CARD

WORK YEAR 2004
PAGE NO. 1 | CARD # 01 OF 01 | DATE 07/12/2004 | ROUTING NO. - -
PARCEL ID 21485 | DISTRICT 92 | PROPERTY LOCATION 521 BRIDGE ST & 525 | PARCEL NUM 95-4-8

NBHD	00001	Average
DESIRE	3	Average
TREND	02	Static
CLASS	7434	Storage Whs - Ex - Local
LUC	743	Storage Whs-Exempt-Local
ZONING	TWC	Tobacco Warehouse Comm
PROP.TYPE	4	Commercial
CI TYPE		
CI AREA	1	
TOPOGRAPHY		
ACCESS		
UTILITIES		
PARKING		
TAX STATUS		

OWNERSHIP
INDUSTRIAL DEVELOPMENT
AUTHORITY OF DANVILLE
VIRGINIA

SURVIVORSHIP NO

MAILING ADDRESS
INDUSTRIAL DEVELOPMENT
AUTHORITY
P O BOX 3300
DANVILLE VA 24541

MORT/HANDLING CODE

LEGAL DESCRIPTION
68.5 FT NO 4 BRIDGE ST

SALES HISTORY

TYPE	SOURCE	SALESDATE	BOOK	PAGE	VALIDITY	SALE PRICE
Improved/Bldg		03/25/2004	D 04	1426	02	120,000

ASSESSMENT SUMMARY

YEAR	LAND	USE	IMPROVEMENT	TOTAL
2004	13,700	13,700	34,200	47,900

APPROACH TO VALUE COST C&GFLAG

	LAND	CURRENT USE	IMPROVEMENTS	TOTALS
COST	$13,700	$0	$34,200	$47,900
INCOME	$13,700	$0	$0	$0
MARKET	$13,700	$0	$0	$13,700
OVERRIDE	$0	$0	$0	$0
O/R REASON				

LAND INFORMATION / **LAND ADJUSTMENTS**

TYPE	ACT FRONT ACRES/SQFT	EFF FRONT	EFF DEPTH	UNITS	RATE	OVER RIDE	DEPTH FACTOR	ADJ RATE	BASE VALUE	ADJUSTMENT #1 RSN % $	ADJUSTMENT #2 RSN % $	ADJUSTMENT #3 RSN % $	ADJUSTMENT #4 RSN % $	VALUE
501	15180			0.000	1.00	Y		1.00	15,180	TOP 90 0	100 0	100 0	100 0	13,660

TOTAL ACRE 0.3480 | TOTAL LAND VALUE 13,700

PROPERTY PHOTO

PROPERTY SKETCH

COMMERCIAL

EXHIBIT “B-l”

Site Plan

Leasable area of the building.

OFFICE
OFFICE
CONF. RM.
CORRIDOR
CORRIDOR
MEN
WOMEN
SUPPLIES
CORRIDOR
OFFICE
OFFICE
OFFICE
FUTURE
UP
DN

Second Floor

OFFICE
OFFICE
OFFICE
CONF. RM.
CORRIDOR
OFFICE
BREAK RM.
STRATEGY RM.
SOUND PROOF
FUTURE
OFFICE
MEN
JAN.
EXIST. ELEV. SHAFT
OFFICE
WOMEN
SUPPLIES
COMPUTER
CORRIDOR
OFFICE
OFFICE
OFFICE
OFFICE
ELECT. EQ.
OFFICE

Third Floor

EXHIBIT “C-l”

Legal Description of the Land (First Right of Refusal)

Being in fact property located at 527 & 529 Bridge Street and identified as Parcel Identification Number 92-21487 in the City of Danville; further described as lot fronting 94.25 feet on Bridge Street in the City of Danville, Virginia; and being the same property as identified in the attached City of Danville-Real Estate Assessment Card.

CITY OF DANVILLE - ASSESSMENT CARD

WORK YEAR 2004
PAGE NO. 1 CARD # 01 OF 01 DATE 07/12/2004 ROUTING NO. - -
PARCEL ID 21487 DISTRICT 92 PROPERTY LOCATION 527 BRIDGE ST & 529 PARCEL NUM 95-4-7

NBHD	00001	Average
DESIRE	3	Average
TREND	02	Static
CLASS	7434	Storage Whs - Ex - Local
LUC	743	Storage Whs-Exempt-Local
ZONING	TWC	Tobacco Warehouse Comm
PROP.TYPE	4	Commercial
CI TYPE		
CI AREA	1	
TOPOGRAPHY		
ACCESS		
UTILITIES		
PARKING		
TAX STATUS		

OWNERSHIP
INDUSTRIAL DEVELOPMENT
AUTHORITY OF DANVILLE
VIRGINIA

SURVIVORSHIP NO

MAILING ADDRESS
INDUSTRIAL DEVELOPMENT
AUTHORITY
P O BOX 3300
DANVILLE VA 24541

MORT/HANDLING CODE

LEGAL DESCRIPTION
94.25 FT OLD BELT
STORAGE NO 1 BRIDGE ST

SALES HISTORY

TYPE	SOURCE	SALESDATE	BOOK	PAGE	VALIDITY	SALE PRICE
Improved/Bldg		03/25/2004	D 04	1426	02	120,000
Improved/Bldg			D 101	184	11	0

ASSESSMENT SUMMARY

YEAR	LAND	USE	IMPROVEMENT	TOTAL
2004	19,900	19,900	54,100	74,000

APPROACH TO VALUE COST C&GFLAG

	LAND	CURRENT USE	IMPROVEMENTS	TOTALS
COST	$19,900	$0	$54,100	$74,000
INCOME	$19,900	$0	$0	$0
MARKET	$19,900	$0	$0	$19,900
OVERRIDE	$0	$0	$0	$0
O/R REASON				

LAND INFORMATION

TYPE	ACT FRONT ACRES/SQFT	EFF FRONT	EFF DEPTH	UNITS	RATE	OVER RIDE	DEPTH FACTOR	ADJ RATE	BASE VALUE	ADJUSTMENT #1 RSN % $	ADJUSTMENT #2 RSN % $	ADJUSTMENT #3 RSN % $	ADJUSTMENT #4 RSN % $	VALUE
S01	22128			0.000	1.00	Y		1.00	22,130	TOP 90 0	100 0	100 0	100 0	19,920

TOTAL ACRE 0.5080 TOTAL LAND VALUE 19,900

PROPERTY PHOTO

PROPERTY SKETCH

A/j7025sf BVA
SQFT STY HT START LVL
75
227
A

COMMERCIAL